Second Quarter 2017 Earnings Call August 2017

2 Forward-Looking Statements This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2017 and our perspectives on the third quarter of 2017 and our expectations regarding revenue, cost of revenue, growth rate of revenue, cost of borrowing, credit losses, marketing costs, net charge-offs, gross profit or gross margin, operating expenses, operating margins, Adjusted EBITDA or Adjusted EBITDA margin, ability to generate cash flow and ability to achieve and maintain future profitability; the availability of debt financing, funding sources and disruptions in credit markets; anticipated trends, growth rates, seasonal fluctuations and challenges in our business and in the markets in which we operate; our growth strategies and our ability to effectively manage that growth; our expectations regarding the future expansion of the states in which our products are offered; customer demand for the our products; the cost of customer acquisition; the ability of customers to repay loans; interest rates and origination fees on loans; the impact of competition in our industry and innovation by our competitors; the efficacy and cost of our marketing efforts and relationships with marketing affiliates; continued innovation of our analytics platform and our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the Company’s limited operating history in an evolving industry; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the Prospectus related to the Company’s initial public offering of common stock filed pursuant to Rule 424(b) under the Securities Act of 1933, and in the Company's current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward- looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions.

3 3 Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. So far, we’ve originated $4.5 billion to 1.7 million customers1

4 Approval in seconds Rates that go down over time Financial wellness features Credit building features Flexible payment terms Good Today, Better Tomorrow The next generation of responsible online credit

5 109MM US non-prime1 53MM US credit invisible2 10MM UK non-prime3 US non-prime population larger than prime US and UK non-prime population >170MM people Elevate customer profile4 Non-prime Prime Credit invisible Prime1 34% Non-prime1 44% Credit invisible2 22% Banks not serving non-prime $142B Total reduction in non-prime credit since 20086 1 1 2 US UK Average income Attended college Own home $48K ~ 79% ~ 39% £20K ~ 58% ~ 12% Typical FICO range5 560-600 N/A Non-prime consumers – the New Middle Class

6 Strong Growth 19% revenue growth YOY 1 29% loans receivable growth YOY 2 Stable Credit Quality Continued performance in target range Improving Margins 13% Adjusted EBITDA margin ($20mm Adjusted EBITDA) 3 Net income of $3.0mm Managed CAC High end of range at $294 Outsized Customer Impact Continued reduction in average effective APR Saved customers $300mm vs. payday loans 4 Q2 2017 continues strong performance Elevate Goals Q2 2017 Performance Highlights Adjusted EBITDA margin and combined loans receivable – principal are non-GAAP financial measures. See Appendix for a reconciliation to GAAP measures.

7 2Q17 Business Update RISE enters Kansas 16th state, first state with a RISE line of credit offering Launch of Elevate Labs Supports continued leadership in advanced analytics and data science Expanded funding capacity for Elastic From $150mm to $250mm Retirement of Chief Credit Officer, Walt Ramsey Elastic passes $200mm in outstandings Now serving more than 120,000 open accounts with Elastic

8 Growth in revenue and combined loans receivable-principal1 Combined loans receivable – principal is a non-GAAP financial measure. See Appendix for a reconciliation to the GAAP measure. - 50 100 150 200 250 300 350 400 450 500 550 600 - 20 40 60 80 100 120 140 160 180 200 Q4 20 13 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 14 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 15 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 16 Q1 20 17 Q2 20 17 Co m bin ed L oa ns R ec eiv ab le -P rin cip al ($ m illi on s) Re ve nu es ($ m illi on s) Revenues Combined Loans Receivable - Principal S e a s o n a l s lo w p e rio d S ea s ona l s low per io d S ea s ona l s low per io d

9 Revenue Adjusted EBITDA1 +281% +58% +34% +20% +223% Growth in key financial measures ($mm) +66% Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure. Net Income / (Loss)

10 Q2 2017 Performance Adjusted EBITDA and combined loans receivable – principal are non-GAAP financial measures. See Appendix for a reconciliation to GAAP measures. Q2 Q2 Q2 Q2 Q2 Q2 Q2 Q2 ($mm) 2017 2016 2017 2016 2017 2016 2017 2016 Gross Revenue 150.5$ 126.8$ 81.4$ 85.3$ 44.2$ 18.7$ 24.9$ 22.8$ Provision for Loan Losses (72.3) (67.1) (41.7) (47.2) (23.2) (10.6) (7.4) (9.3) Direct Marketing & Other (24.0) (22.1) (11.0) (10.6) (4.4) (3.1) (8.6) (8.4) Gross Profit 54.2$ 37.6$ 28.7$ 27.5$ 16.6$ 5.0$ 8.9$ 5.1$ Adjusted EBITDA 1 19.8$ 7.3$ Net Income (Loss) 3.0$ (7.5)$ Combined loans receivable - principal 2 481.1$ 373.7$ 245.6$ 235.7$ 196.6$ 102.2$ 38.9$ 35.8$ Loan Loss Provision % of Revenue 48% 53% 51% 55% 52% 57% 30% 41% Gross Margin 36% 30% 35% 32% 38% 27% 36% 22% Adjusted EBITDA Margin 1 13% 6% Total Company RISE ELASTIC SUNNY

11 Consistent and improving credit quality Cumulative loss rates as a % of originations by loan vintage Months since origination

12 Rapidly expanding margins % of Gross Revenues 2015 2016 Q2 2017 YTD 2017 LT Target Gross Revenue 100% 100% 100% 100% 100% Loan Loss Provision 54% 55% 48% 50% 50% Direct Marketing and Other Cost of Sales 18% 14% 16% 13% 10% Gross Margin 29% 31% 36% 37% 40% Operating Expenses 25% 21% 23% 22% 20% Adjusted EBITDA Margin 1 4% 10% 13% 15% 20% ➡ Adjusted EBITDA margin is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure.

13 2017 Outlook Revenue = $680mm - $720mm Net Income = $13mm - $19mm Adjusted EBITDA1 = $95mm - $105mm • Continuing portfolio growth with revenue at the lower end of the range • Customer acquisition costs will decrease to middle of target range based on channel tuning • Net charge-offs as a percentage of revenue will decrease Perspective on Q3 Annual guidance Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to GAAP measure.

14 14 We believe everyone deserves a lift.

15 Appendix

# YTD 2017 Performance

| ($mm) | Total Company YTD Q2 2017 | Total Company YTD Q2 2016 | RISE YTD Q2 2017 | RISE YTD Q2 2016 | ELASTIC YTD Q2 2017 | ELASTIC YTD Q2 2016 | SUNNY YTD Q2 2017 | SUNNY YTD Q2 2016 |
|---|---|---|---|---|---|---|---|---|
| Gross Revenue | $ 306.8 | $ 257.5 | $ 170.7 | $ 176.6 | $ 86.4 | $ 34.6 | $ 49.7 | $ 46.3 |
| Provision for Loan Losses | (155.1) | (126.2) | (90.4) | (89.7) | (45.2) | (17.8) | (19.5) | (18.7) |
| Direct Marketing & Other | (38.6) | (35.2) | (16.3) | (16.7) | (7.7) | (4.4) | (14.6) | (14.1) |
| Gross Profit | $ 113.1 | $ 96.1 | $ 64.0 | $ 70.2 | $ 33.5 | $ 12.4 | $ 15.6 | $ 13.5 |
| Adjusted EBITDA [1] | $ 44.7 | $ 36.7 | | | | | | |
| Net Income (Loss) | $ 4.7 | $ (1.7) | | | | | | |
| Combined loans receivable - principal [2] | $ 481.1 | $ 373.7 | $ 245.6 | $ 235.7 | $ 196.6 | $ 102.2 | $ 38.9 | $ 35.8 |
| Loan Loss Provision % of Revenue | 51% | 49% | 53% | 51% | 52% | 51% | 39% | 40% |
| Gross Margin | 37% | 37% | 37% | 40% | 39% | 36% | 31% | 29% |
| Adjusted EBITDA Margin [1] | 15% | 14% | | | | | | |

1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net loss.

2 Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs.

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17 Footnotes Page 3: 1 Originations and customers from 2002-June 2017, attributable to the combined current and predecessor direct and branded products Page 5: 1 According to an analysis of TransUnion data through the third quarter of 2014 by the Corporation for Enterprise Development 2 FICO, Expanding Credit Opportunities, July 2015 3 House of Commons Welsh Affairs Committee, The Impact of Changes Benefit in Wales, October 2013 4 Elevate analysis 2015-2016; US income and home ownership data from Elevate internal database for customers acquired in 2016; other data from self-reported customer research. 5 Range of middle quintile of Elevate US customers (2016) 6 According to our analysis of master pool trust data of securitizations for the five major credit card issuers, we estimate that from 2008 to 2016, revolving credit to US borrowers with FICO scores of less than 660 was reduced by approximately $142 billion Page 6: 1 Q2 2016 revenue of $127 million and Q2 2017 revenue of $150 million. 2 Combined loans receivable – principal at June 30, 2016 of $374 million and at June 30, 2017 of $481 million. Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs. 3 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income/loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/loss. 4 Based on an average APR of 131% for the quarter. This estimate, which has not been independently confirmed, is based on our own internal comparison of revenues from our combined loan portfolio and the same portfolio with an APR of 400%, which is the approximate average APR for a payday loan according to the Consumer Financial Protection Bureau, or “CFPB.” Page 8 1 Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs. For additional reconciliations, see the Prospectus related to the Company’s initial public offering, filed pursuant to Rule 424(b) under the Securities Act of 1933 on April 7, 2017. Page 9 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income/loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/loss. Page 10 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income/loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/loss. 2 Combined loans receivable-principal is a not a financial measure prepared in accordance with GAAP. Combined loans receivable – principal represents loans owned by the company plus loans originated and owned by third-party lenders pursuant to our CSO programs.

18 Footnotes (continued) Page 12 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income/loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/loss. Page 13 1 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. Adjusted EBITDA represents our net income/loss, adjusted to exclude: net interest expense primarily associated with notes payable under the VPC Facility and ESPV facility used to fund or purchase loans; foreign currency gains and losses associated with our UK operations; depreciation and amortization expense on fixed assets and intangible assets; adjustments to contingent consideration payable related to companies previously acquired prior to the spin-off; stock compensation expense and income taxes. See the Appendix for a reconciliation to GAAP net income/loss.

# Non-GAAP financials reconciliation

## Adjusted EBITDA Reconciliation

| ($mm) | For the years ended December 31, 2016 | 2015 | 2014 | 2013 | Three months ended June 30, 2017 | 2016 | Six months ended June, 30 2017 | 2016 |
|---|---|---|---|---|---|---|---|---|
| Net income | $ (22) | (20) | (55) | $ (45) | $ 3 | (7) | $ 5 | (2) |
| Adjustments: | | | | | | | | |
| Net interest expense | 64 | 37 | 13 | - | 18 | 14 | 37 | 28 |
| Stock-based compensation | 2 | 1 | 1 | - | 2 | - | 3 | - |
| Foreign currency transaction (gain) loss | 9 | 2 | 1 | - | (2) | 3 | (2) | 5 |
| Depreciation and amortization | 11 | 9 | 8 | 5 | 2 | 3 | 5 | 6 |
| Income tax expense (benefit) | (3) | (5) | (21) | (9) | (1) | (6) | - | - |
| Non-operating expense (income) | - | (6) | - | (1) | (2) | - | (3) | - |
| Loss on discontinued operations | - | - | - | 2 | - | - | - | - |
| Adjusted EBITDA | $ 60 | 19 | (53) | (47) | $ 20 | $ 7 | $ 45 | $ 37 |
| Adjusted EBITDA Margin | 10% | 4% | -19% | -65% | 13% | 5% | 15% | 14% |

The Company's Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income or expense, foreign currency transaction gain or loss associated with our UK operations, net interest expense, stock-based compensation expense and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

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# Combined loans reconciliation

| (dollars in thousands) | June 30, 2017 | March 31, 2017 | December 31, 2016 | June 30, 2016 | March 31, 2016 |
|---|---|---|---|---|---|
| **Company Owned Loans:** | | | | | |
| Loans receivable – principal, current, company owned | 398,719 | 363,336 | 380,062 | 293,375 | 254,607 |
| Loans receivable – principal, past due, company owned | 51,064 | 52,415 | 64,422 | 42,659 | 35,407 |
| **Loans receivable – principal, total, company owned** | **449,783** | **415,751** | **444,484** | **336,034** | **290,014** |
| Loans receivable – finance charges, company owned | 21,866 | 21,359 | 25,630 | 20,093 | 19,045 |
| Loans receivable – company owned | 471,649 | 437,110 | 470,114 | 356,127 | 309,059 |
| Allowance for loan losses on loans receivable, company owned | (66,030) | (69,798) | (77,451) | (54,873) | (51,296) |
| **Loans receivable, net, company owned** | **405,619** | **367,312** | **392,663** | **301,254** | **257,763** |
| **Third Party Loans Guaranteed by the Company:** | | | | | |
| Loans receivable – principal, current, guaranteed by company | 29,107 | 26,888 | 33,637 | 34,748 | 28,556 |
| Loans receivable – principal, past due, guaranteed by company | 2,169 | 1,910 | 3,089 | 2,911 | 2,112 |
| **Loans receivable – principal, total, guaranteed by company[1]** | **31,276** | **28,798** | **36,726** | **37,659** | **30,668** |
| Loans receivable – finance charges, guaranteed by company[2] | 2,365 | 2,754 | 3,772 | 1,626 | 1,541 |
| Loans receivable – guaranteed by company | 33,641 | 31,552 | 40,498 | 39,285 | 32,209 |
| Liability for losses on loans receivable, guaranteed by company | (3,810) | (3,565) | (4,925) | (7,124) | (4,296) |
| **Loans receivable, net, guaranteed by company[3]** | **29,831** | **27,987** | **35,573** | **32,161** | **27,913** |

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# Combined loans reconciliation (continued)

| (dollars in thousands) | June 30, 2017 | March 31, 2017 | December 31, 2016 | June 30, 2016 | March 31, 2016 |
|---|---|---|---|---|---|
| **Combined Loans Receivable[3]:** | | | | | |
| Combined loans receivable – principal, current | 427,826 | 390,224 | 413,699 | 328,957 | 283,163 |
| Combined loans receivable – principal, past due | 53,233 | 54,325 | 67,511 | 44,736 | 37,519 |
| **Combined loans receivable – principal** | **481,059** | **444,549** | **481,210** | **373,693** | **320,682** |
| Combined loans receivable – finance charges | 24,231 | 24,113 | 29,402 | 21,719 | 20,586 |
| **Combined loans receivable** | **505,290** | **468,662** | **510,612** | **395,412** | **341,268** |
| | | | | | |
| **Combined Loan Loss Reserve[3]:** | | | | | |
| Allowance for loan losses on loans receivable, company owned | (66,030) | (69,798) | (77,451) | (54,873) | (51,296) |
| Liability for losses on loans receivable, guaranteed by company | (3,810) | (3,565) | (4,925) | (7,124) | (4,296) |
| **Combined loan loss reserve** | **(69,840)** | **(73,363)** | **(82,376)** | **(61,997)** | **(55,592)** |

1 Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements.

2 Represents finance charges earned by third-party lenders through the CSO programs, which are not included in our financial statements.

3 Non-GAAP measure.

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